                                                                  Exhibit 10.8.1

RPM, INC.
Deferred Compensation Plan
Master Plan Document
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                             EFFECTIVE MAY 31, 2002

RPM, INC.
Deferred Compensation Plan
Master Plan Document
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                               TABLE OF CONTENTS

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                                                                                                                  ----
ARTICLE 1 DEFINITIONS..............................................................................................1

ARTICLE 2 SELECTION, ENROLLMENT, ELIGIBILITY.......................................................................8

           2.1      SELECTION BY COMMITTEE.........................................................................8
           2.2      ENROLLMENT REQUIREMENTS........................................................................8
           2.3      ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.....................................................9
           2.4      TERMINATION OF PARTICIPATION AND/OR DEFERRALS..................................................9

ARTICLE 3 DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/COMPANY RESTORATION
                    MATCHING AMOUNTS/RESTRICTED STOCK AMOUNTS/VESTING/CREDITING/TAXES..............................9

           3.1      MINIMUM DEFERRALS..............................................................................9
           3.2      MAXIMUM DEFERRAL..............................................................................10
           3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM....................................................11
           3.4      WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS..........................................11
           3.5      ROLLOVER AMOUNT...............................................................................11
           3.6      ANNUAL STOCK DIVIDEND AMOUNT..................................................................12
           3.7      ANNUAL COMPANY CONTRIBUTION AMOUNT............................................................12
           3.8      ANNUAL COMPANY RESTORATION MATCHING AMOUNT....................................................13
           3.9      ANNUAL RESTRICTED STOCK AMOUNT................................................................13
           3.10     VESTING.......................................................................................13
           3.11     CREDITING/DEBITING OF ACCOUNT BALANCES AND MERGER ACCOUNTS....................................14
           3.12     FICA AND OTHER TAXES..........................................................................17

ARTICLE 4 DEDUCTION LIMITATION....................................................................................18

           4.1      DEDUCTION LIMITATION ON BENEFIT PAYMENTS......................................................18

ARTICLE 5 SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL
                    ELECTION......................................................................................18

           5.1      SHORT-TERM PAYOUT.............................................................................18
           5.2      OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM................................................19
           5.3      WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES.........................19
           5.4      WITHDRAWAL ELECTION...........................................................................19

ARTICLE 6 MERGER ACCOUNT..........................................................................................20

           6.1      MERGER ACCOUNT................................................................................20
           6.2      VESTING OF MERGER ACCOUNT.....................................................................20
           6.3      PAYMENT OF MERGER ACCOUNT.....................................................................21

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Deferred Compensation Plan
Master Plan Document
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ARTICLE 7 RETIREMENT BENEFIT FROM ACCOUNT BALANCE.................................................................21

           7.1      RETIREMENT BENEFIT............................................................................21
           7.2      PAYMENT OF RETIREMENT BENEFIT.................................................................21

 ARTICLE 8 TERMINATION BENEFIT FROM ACCOUNT BALANCE...............................................................22

           8.1      TERMINATION BENEFIT...........................................................................22
           8.2      PAYMENT OF TERMINATION BENEFIT................................................................22

 ARTICLE 9 DISABILITY WAIVER AND BENEFIT FROM ACCOUNT BALANCE.....................................................22

           9.1      DISABILITY WAIVER.............................................................................22
           9.2      CONTINUED ELIGIBILITY; DISABILITY BENEFIT.....................................................22

 ARTICLE 10 SURVIVOR BENEFIT FROM ACCOUNT BALANCE.................................................................23

          10.1      SURVIVOR BENEFIT..............................................................................23
          10.2      PAYMENT OF SURVIVOR BENEFIT...................................................................23

 ARTICLE 11  BENEFICIARY DESIGNATION..............................................................................23

          11.1      BENEFICIARY...................................................................................23
          11.2      BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT..............................................23
          11.3      ACKNOWLEDGEMENT...............................................................................23
          11.4      NO BENEFICIARY DESIGNATION....................................................................23
          11.5      DOUBT AS TO BENEFICIARY.......................................................................24
          11.6      DISCHARGE OF OBLIGATIONS......................................................................24

 ARTICLE 12 LEAVE OF ABSENCE......................................................................................24

          12.1      PAID LEAVE OF ABSENCE.........................................................................24
          12.2      UNPAID LEAVE OF ABSENCE.......................................................................24

 ARTICLE 13 TERMINATION, AMENDMENT OR MODIFICATION................................................................24

          13.1      TERMINATION...................................................................................24
          13.2      AMENDMENT.....................................................................................25
          13.3      PARTICIPATION BY SUBSIDIARIES.................................................................25
          13.4      PLAN AGREEMENT................................................................................25
          13.5      EFFECT OF PAYMENT.............................................................................26

 ARTICLE 14 ADMINISTRATION........................................................................................26

          14.1      COMMITTEE DUTIES..............................................................................26
          14.2      ADMINISTRATION UPON CHANGE IN CONTROL.........................................................26
          14.3      AGENTS........................................................................................27
          14.4      BINDING EFFECT OF DECISIONS...................................................................27

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Deferred Compensation Plan
Master Plan Document
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          14.5      INDEMNITY OF COMMITTEE AND BENEFITS REVIEW COMMITTEE..........................................27
          14.6      EMPLOYER INFORMATION..........................................................................28

ARTICLE 15 OTHER BENEFITS AND AGREEMENTS..........................................................................28

          15.1      COORDINATION WITH OTHER BENEFITS..............................................................28

ARTICLE 16 CLAIMS PROCEDURES......................................................................................28

          16.1      PRESENTATION OF CLAIM.........................................................................28
          16.2      NOTIFICATION OF DECISION......................................................................28
          16.3      REVIEW OF A DENIED CLAIM......................................................................29
          16.4      DECISION ON REVIEW............................................................................30
          16.5      LEGAL ACTION..................................................................................30

 ARTICLE 17 TRUST.................................................................................................30

          17.1      ESTABLISHMENT OF THE TRUST....................................................................30
          17.2      INTERRELATIONSHIP OF THE PLAN AND THE TRUST...................................................30
          17.3      DISTRIBUTIONS FROM THE TRUST..................................................................31

 ARTICLE 18 MISCELLANEOUS.........................................................................................31

          18.1      STATUS OF PLAN................................................................................31
          18.2      UNSECURED GENERAL CREDITOR....................................................................31
          18.3      EMPLOYER'S LIABILITY..........................................................................31
          18.4      NONASSIGNABILITY..............................................................................31
          18.5      NOT A CONTRACT OF EMPLOYMENT..................................................................31
          18.6      FURNISHING INFORMATION........................................................................32
          18.7      TERMS.........................................................................................32
          18.8      CAPTIONS......................................................................................32
          18.9      GOVERNING LAW.................................................................................32
          18.10     NOTICE........................................................................................32
          18.11     SUCCESSORS....................................................................................32
          18.12     SPOUSE'S INTEREST.............................................................................32
          18.13     VALIDITY......................................................................................32
          18.14     INCOMPETENT...................................................................................33
          18.15     COURT ORDER...................................................................................33
          18.16     DISTRIBUTION IN THE EVENT OF TAXATION.........................................................33
          18.17     INSURANCE.....................................................................................33
          18.18     LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL..........................................34

RPM, INC.
Deferred Compensation Plan
Master Plan Document
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                                    RPM, INC.
                           DEFERRED COMPENSATION PLAN
                            Effective May 31, 2002

                                     PURPOSE

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of RPM, Inc., an Ohio corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Deferred Compensation Plan supersedes in its entirety the RPM, Inc. Deferred Compensation Plan (hereinafter, the "Predecessor Plan") for any and all participants in the Predecessor Plan as of the Effective Date of this Plan. Any and all balances accrued by participants under the Predecessor Plan shall be subject to the terms and conditions of this Plan and shall be referred to as the "Rollover Amount."

                                    ARTICLE 1
                                   DEFINITIONS

         For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Contribution Account balance, (iii) the Company Restoration Matching Account balance, (iv) the Restricted Stock Account balance, and (v) the Stock Dividend Account balance. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan. The Account Balance shall not include a Participant's Merger Account.

1.2 "Additional Contributions" shall mean the contributions previously made by DAP Products Inc. to the DAP Plan on behalf of those Participants whose benefits under any tax-qualified or non-qualified retirement or deferred compensation plan maintained by DAP Products Inc. were decreased due to the Participant's Deferral Contributions under the DAP Plan and credited to the Merger Account.

1.3 "Annual Bonus" shall mean any compensation, in addition to Base Annual Salary, Special Incentive Plan Amounts, commissions and other incentive plan amounts, payable to a Participant during a Plan Year under any Employer's annual bonus plans, excluding stock options.

1.4 "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.7.

1.5 "Annual Company Restoration Matching Amount" for any one Plan Year shall be the amount determined in accordance with Section 3.8.

1.6 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Annual Bonus, Special Incentive Plan Amounts and Director Fees that a Participant defers in accordance with Article 3 for any one Plan Year. In the event of a Participant's Retirement, Disability (if

RPM, INC.
Deferred Compensation Plan
Master Plan Document
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         deferrals cease in accordance with Section 9.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.7 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: (i) for the first annual installment, the vested Account Balance of the Participant shall be calculated as of the close of business on or around the date on which the Participant Retires, as determined by the Committee in its sole discretion, and
         (ii) for remaining annual installments, the vested Account Balance of the Participant shall be calculated on every applicable anniversary of the date on which the Participant Retires. Each annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a ten (10) year Annual Installment Method, the first payment shall be 1/10 of the vested Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the vested Account Balance, calculated as described in this definition. Shares of Stock that shall be distributable from the Restricted Stock Account shall be distributable in shares of actual Stock in the same manner previously described. However, the Committee may, in its sole discretion, adjust the annual installments in order to distribute whole shares of actual Stock.

1.8 "Annual Restricted Stock Amount" shall mean, with respect to a Participant for any one Plan Year, the amount of Restricted Stock deferred in accordance with Section 3.9 of this Plan, calculated using the closing price of Stock at the end of the business day closest to the date such Restricted Stock would otherwise vest, but for the election to defer. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 9.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Restricted Stock Amount shall be the actual amount withheld prior to such event.

1.9 "Annual Stock Dividend Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.10 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any Plan Year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.11 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 11, that are entitled to receive benefits under this Plan upon the death of a Participant.

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Deferred Compensation Plan
Master Plan Document
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1.12 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.13     "Board" shall mean the board of directors of the Company.

1.14 "Change in Control" shall mean the occurrence, at any time, of any of the following events:

         (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person or entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of Voting Stock immediately prior to such transaction;

         (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

         (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule l3d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the Voting Power;

         (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

         (e) If during any period of two consecutive years, individuals, who at the beginning of any such period, constitute the Directors cease for any reason to constitute at least a majority thereof, unless the nomination for election by the Company's shareholders of each new Director was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of any such period.

         Notwithstanding the foregoing provisions of Sections 1.14(c) and (d) above, a Change in Control shall not be deemed to have occurred for purposes of this Agreement (i) solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary, or any entity holding shares of Voting Stock for or pursuant to the terms of any such plan, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, (ii) solely because any other person or

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Deferred Compensation Plan
Master Plan Document
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         entity either files or becomes obligated to file a report on Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, but only if both (A) the transaction giving rise to such filing or obligation is approved in advance of consummation thereof by the Company's Board of Directors and (B) at least a majority of the Voting Power immediately after such transaction is held in the aggregate by the holders of Voting Stock immediately prior to such transaction, or (iii) solely because of a change in control of any Subsidiary.

Solely for purposes of this definition of Change of Control, the capitalized terms shall have the following meanings:

         "Director" means a member of the Board of Directors of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

         "Subsidiary" means a corporation, company or other entity (a) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (b) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

         " Voting Power" means, at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

         " Voting Stock" means, at any time, the then-outstanding securities entitled to vote generally in the election of Directors.

1.15     "Claimant" shall have the meaning set forth in Section 16.1.

1.16 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.17     "Committee" shall mean the committee described in Article 14.

1.18 "Company" shall mean RPM, Inc., an Ohio corporation, and any successor to all or substantially all of the Company's assets or business.

1.19 "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited as a result of the cancellation of Restricted Stock under the RPM, Inc. 1997 Restricted Stock Plan where such amounts are to be credited to the Company Contribution Account pursuant to the terms of the RPM, Inc. 1997 Restricted Stock Plan, plus (iii) amounts credited or debited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.20 "Company Restoration Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Restoration Matching Amounts, plus (ii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Company

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         Restoration Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Restoration Matching Account.

1.21 "DAP Plan" shall mean the DAP Products, Inc. Supplemental Executive Retirement Plan and Deferred Compensation Plan.

1.22 "Deduction Limitation" shall mean the limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan, as set forth in Article 4.

1.23 "Deferral Account" shall mean (i) that portion of a Participant's Rollover Amount which is represented by the Participant's aggregate deferral contributions described in Section 6.1 of the Predecessor Plan, as well as any appreciation (or depreciation) specifically attributable to such deferral contributions accumulated under the Predecessor Plan, plus (ii) the sum of all of a Participant's Annual Deferral Amounts, plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Deferral Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.24 "Deferral Contributions" shall mean that portion of a Participant's compensation, as defined in the DAP Plan, that a Participant previously deferred in accordance with the terms and provisions of the DAP Plan and credited to the Merger Account.

1.25 "Director" shall mean any member of the board of directors of any Employer.

1.26 "Director Fees" shall mean the fees paid by any Employer, including retainer fees and meetings fees, as compensation for serving on the board of directors.

1.27 "Disability" shall mean (i) a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or (ii) if a Participant does not participate in such a plan, or if the Participant's Employer does not sponsor such a plan or discontinues its sponsorship of such a plan, a period of disability during which the Participant is determined to be totally and permanently disabled by the Social Security Administration.

1.28     "Disability Benefit" shall mean the benefit set forth in Article 9.

1.29     "Effective Date" shall mean, for purposes of this Plan, May 31, 2002.

1.30 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.31     "Employee" shall mean a person who is an employee of any Employer.

1.32 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.33 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.34 "401(k) Plan" shall mean the RPM, Inc. 401(k) Trust and Plan, adopted by the Company.

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Master Plan Document
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1.35 "Merger Account" shall mean the Merger Account accumulated by a Participant under the Predecessor Plan as more fully described in
         Article 6. The Merger Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.36 "Participant" shall mean any Employee or Director (i) who is selected to participate in the Plan in accordance with Section 2.1, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.37 "Plan" shall mean the RPM, Inc. Deferred Compensation Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.38 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.39 "Plan Year" shall mean a period beginning on each June 1 and continuing through May 31; however, the initial Plan Year shall begin on May 31 in order to facilitate the transition from the Predecessor Plan.

1.40 "Related Employment" shall mean the employment of a Participant by an Employer which is not the Company, provided (i) such employment is undertaken by the Participant at the request of the Company; (ii) immediately prior to undertaking such employment the Participant was an officer or Employee of the Company, or was engaged in Related Employment as herein defined; and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment.

1.41 "Restricted Stock" shall mean rights to receive unvested shares of restricted stock selected by the Committee in its sole discretion and awarded to the Participant under the RPM, Inc. 1997 Restricted Stock Plan or any other similar stock incentive plan sponsored by the Company.

1.42 "Restricted Stock Account" shall mean the aggregate value, measured on any given date, of (i) the number of shares of Restricted Stock deferred by a Participant as a result of all Annual Restricted Stock Amounts, plus (ii) the number of shares of Restricted Stock cancelled under the RPM, Inc. 1997 Restricted Stock Plan where a corresponding number of shares is to be credited to the Restricted Stock Account pursuant to the terms of the RPM, Inc. 1997 Restricted Stock

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Master Plan Document

         Plan, plus (iii) the number of additional shares credited as a result of deemed reinvestment of dividends in accordance with all the applicable crediting provisions of the RPM, Inc. Stock Unit Fund I that relate to the Participant's Restricted Stock Account, less (iv) the number of shares of Restricted Stock previously distributed to the Participant or his or her Beneficiary pursuant to this Plan. This portion of the Participant's Account Balance shall only be distributable in actual shares of Stock.

1.43 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with five (5) Years of Service; and shall mean with respect to a Director who is not an Employee, severance of his or her directorships with all Employers on or after the later of (y) the attainment of age seventy (70), or (z) in the sole discretion of the Committee, an age later than age seventy (70). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director, which Retirement shall be deemed to be a Retirement as a Director; provided, however, that such a Participant may elect, at least thirteen (13) months prior to Retirement and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee. Notwithstanding the above, the Committee may, in its sole discretion, deem a Participant, who has experienced a Termination of Employment, to have Retired for purposes of this Plan.

1.44     "Retirement Benefit" shall mean the benefit set forth in Article 7.

1.45     "Rollover Amount" shall mean the amount determined in accordance with
         Section 3.5.

1.46     "Short-Term Payout" shall mean the payout set forth in Section 5.1.

1.47 "Special Incentive Plan Amounts" shall mean any amounts payable to a Participant during a Plan Year under any Employer's cash incentive plans, which have been designated by the Committee for deferral under this Plan.

1.48 "Stock" shall mean RPM, Inc. authorized common shares (without par value) or any other equity securities of the Company designated by the Committee.

1.49 "Supplemental Contributions" shall mean those contributions previously made by DAP Products, Inc. to the DAP Plan on behalf of certain Participants for purposes of funding an expected target benefit less offsets as provided in the DAP Plan and credited to the Merger Account.

1.50 "Stock Dividend Account" shall mean (i) that portion of a Participant's Rollover Amount, which is represented by the Participant's aggregate dividends declared on Restricted Stock granted to a Participant and automatically deferred under the terms of the Predecessor Plan, as well as any appreciation (or depreciation) specifically attributable to such dividends, plus (ii) the sum of all of a Participant's Annual Stock Dividend Amounts plus (iii) amounts credited in accordance with all the applicable crediting and debiting provisions of this Plan that relate to the Participant's Stock Dividend Account, less (iv) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Stock Dividend Account.

1.51     "Survivor Benefit" shall mean the benefit set forth in Article 10.

1.52     "Termination Benefit" shall mean the benefit set forth in Article 8.

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1.53 "Termination of Employment" shall mean the severing of employment with all Employers, or service as a Director of all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. If a Participant is both an Employee and a Director, a Termination of Employment shall occur only upon the termination of the last position held; provided, however, that such a Participant may elect, at least thirteen (13) months before Termination of Employment and in accordance with the policies and procedures established by the Committee, to be treated for purposes of this Plan as having experienced a Termination of Employment at the time he or she ceases employment with an Employer as an Employee.

1.54 "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement for RPM, Inc. Deferred Compensation Plan(s), between the Company and the trustee named therein, as amended from time to time.

1.55 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.56 "Years of Service" shall mean the total number of full years in which a Participant has been (i) employed by one or more Employers or (ii) employed in Related Employment. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. The Committee shall make a determination as to whether any partial year of employment shall be counted as a Year of Service.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1      SELECTION BY COMMITTEE. Participation in the Plan shall be limited to
         (i) a select group of management and highly compensated Employees and Directors of the Employer, as determined by the Committee in its sole discretion and/or (ii) any individual who was in a select group of management or highly compensated Employees and/or Directors of the Employer and who accumulated an account balance under the Predecessor Plan. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Participant shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within thirty (30) days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided a Participant selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified

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         time period, that Participant shall commence participation in the Plan on the first day of the month following the month in which the Participant completes all enrollment requirements; or, at the discretion of the Committee, the first day eligible. If a Participant fails to meet all such requirements within the period required, in accordance with Section 2.2, that Participant shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. The Committee may reduce any individual's level of participation including termination of any individual as a Participant of this Plan, with or without cause, at any time. In connection with such action, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections (iii) immediately distribute the Participant's then vested Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan and/or (iv) take such other action as it deems appropriate to attain the desired level of participation for an individual.

                                    ARTICLE 3
 DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/COMPANY RESTORATION MATCHING
            AMOUNTS/RESTRICTED STOCK AMOUNTS/VESTING/CREDITING/TAXES

3.1      MINIMUM DEFERRALS.

         (a) BASE ANNUAL SALARY, ANNUAL BONUS, SPECIAL INCENTIVE PLAN AMOUNTS AND DIRECTOR FEES. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus, Special Incentive Plan Amounts and/or Director Fees in the following minimum amounts for each deferral elected:

                              Base Annual Salary,            $5,000 aggregate
                              Annual Bonus, Special
                              Incentive Plan
                              Amounts

                              Director Fees                        $0

                  If an election is made for less than the stated minimum amounts, or if no election is made, the amount deferred shall be zero.

         (b) ANNUAL RESTRICTED STOCK AMOUNT. For each grant of Restricted Stock, a Participant may elect to defer, as his or her Annual Restricted Stock Amount, Restricted Stock in the following minimum amount:


                              Restricted Stock                      0%

                  If no election is made, the amount deferred shall be zero.

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         (c) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum Annual Deferral Amount shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

 3.2     MAXIMUM DEFERRAL.

         (a) BASE ANNUAL SALARY, ANNUAL BONUS, SPECIAL INCENTIVE PLAN AMOUNTS AND DIRECTOR FEES. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Annual Bonus, Special Incentive Plan Amounts and/or Director Fees up to the following maximum percentages for each deferral elected:



                                Base Annual Salary          90%
                                Annual Bonus                90%
                                Special Incentive Plan      90%
                                Amounts
                                Director Fees              100%


         (b) ANNUAL RESTRICTED STOCK AMOUNT. For each Plan Year, a Participant may elect to defer, as his or her Annual Restricted Stock Amount, Restricted Stock in the following maximum percentage:


                                Restricted Stock           100%

         (c) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the maximum Annual Deferral Amount (i) with respect to Base Annual Salary and Director Fees shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance, and (ii) with respect to Annual Bonus and Special Incentive Plan Amounts shall be limited to those amounts deemed eligible for deferral, in the sole discretion of the Committee.

3.3      ELECTION TO DEFER; EFFECT OF ELECTION FORM.

         (a) FIRST PLAN YEAR. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

         (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in

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                  accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

         (c)      RESTRICTED STOCK DEFERRAL. Notwithstanding paragraphs (a) and
                  (b), for an election to defer Restricted Stock to be valid:
                  (i) a separate irrevocable Election Form must be completed and signed by the Participant, with respect to such Restricted Stock; and (ii) such Election Form must be timely delivered to and accepted by the Committee in accordance with the following: (i) for the first Plan Year, a Participant's Election Form with respect to such Restricted Stock must be delivered to and accepted by the Committee in accordance with the deadlines established by the Committee; and (ii) for each succeeding Plan year, a Participant's Election Form with respect to Restricted Stock must be timely delivered to and accepted by the Committee at least six (6) months prior to the date such Restricted Stock vests under the terms of the RPM, Inc. 1997 Restricted Stock plan, or any similar stock incentive plan sponsored by the Company.

3.4 WITHHOLDING AND CREDITING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, the Base Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts (or the total equivalent if necessary to make adjustments for administrative purposes), as adjusted from time to time for increases and decreases in Base Annual Salary. The Annual Bonus, Special Incentive Plan Amounts and/or Director Fees portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus, Special Incentive Plan Amounts or Director Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself. Annual Deferral Amounts, if any, shall be credited to a Participant's Deferral Account at the time such amounts would otherwise have been paid to the Participant.

 3.5 ROLLOVER AMOUNT. With respect to Participants who participated in the Predecessor Plan, an amount equal to their "account" as set forth in such Predecessor Plan, valued as of the Effective Date of this Plan, shall be the Rollover Amount. The Rollover Amount shall be comprised of
         (i) elective deferrals accumulated pursuant to Section 6.1 of the Predecessor Plan, (ii) a Participant's Merger Account accumulated pursuant to Section 2.15A of the Predecessor Plan, and (iii) any dividends declared on Restricted Stock granted to a Participant and automatically deferred under the Predecessor Plan. The portion of a Participant's Rollover Amount that is attributable to elective deferrals (i) shall be credited to the Participant's Deferral Account on the Effective Date of this Plan, and (ii) shall be subject to the terms and conditions of this Plan. The portion of a Participant's Rollover Amount that is attributable to a Participant's Merger Account
         (i) shall be credited to the Participant's Merger Account on the Effective Date of this Plan and (ii) shall be subject to the terms and conditions of this Plan. The portion of a Participant's Rollover Amount that is attributable to dividends declared on Restricted Stock granted to a Participant and automatically deferred under the Predecessor Plan
         (i) shall be credited to a Participant's Stock Dividend Account on the Effective Date of this Plan and (ii) shall be subject to the terms and conditions of this Plan. Any Participant with a Rollover Amount shall have no right to demand distribution of such amounts other than as specifically provided for herein; provided, however, that any "in-service distribution" elections made by the Participant under the Predecessor Plan shall apply to the Rollover Amount under this Plan.

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 3.6 ANNUAL STOCK DIVIDEND AMOUNT. For each Plan Year in which a dividend is declared and paid on Stock, an Employer shall automatically credit a Participant's Stock Dividend Account with any stock dividends, cash dividends or other non-cash dividends that would have been payable on a Participant's shares of Restricted Stock which have not been deferred under any plan. The amount so credited to a Participant pursuant to this Section 3.6 (i) shall be for that Participant the Annual Stock Dividend Amount, (ii) shall automatically be deemed to be invested in the RPM, Inc. Stock Unit Fund II Measurement Fund, and (iii) shall be credited to the Participant's Stock Dividend Account on a date or dates to be determined by the Committee, in its sole discretion. The amount credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to the fair market value of the dividend. Dividends payable on shares of Restricted Stock deferred by a Participant under this Plan shall be credited to the Participant's Restricted Stock Account in accordance with Section 3.11(c).

 3.7     ANNUAL COMPANY CONTRIBUTION AMOUNT.

         (a) For each Plan Year, an Employer may be required to credit amounts to a Participant's Company Contribution Account in accordance with the RPM, Inc. 1997 Restricted Stock Plan, employment agreements, or other plans and agreements providing for contributions to the Annual Company Contribution Account. Such amounts shall be credited on the date or dates prescribed by such agreements.

         (b) For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount described in this Section 3.7(b), if any, shall be credited as of the last day of the Plan Year or as otherwise provided. If a Participant is not employed by an Employer as of the last day of a Plan Year other than by reason of his or her Retirement, Disability or death while employed, the Annual Company Contribution Amount for that Plan Year shall be zero or as otherwise provided.

 3.8 ANNUAL COMPANY RESTORATION MATCHING AMOUNT. A Participant's Annual Company Restoration Matching Amount for any Plan Year shall be equal to
         (i) the "match" provided in the 401(k) Plan that the Company would have credited to the Participant on the amount of Base Annual Salary and Annual Bonus deferred into this Plan for such Plan Year had such Base Annual Salary and Annual Bonus deferral been contributed to the 401(k) Plan, to the extent allowable under the limitations applicable to the 401(k) Plan, reduced by (ii) the amount of the "match" the Company makes to the Participant during such Plan Year under the 401(k) Plan. The amount so credited to a Participant under this Plan shall be for that Participant the Annual Company Restoration Matching Amount for that Plan Year and shall be credited to the Participant's Company Restoration Matching Account on a date or dates to be determined by the Committee, in its sole discretion.

3.9 ANNUAL RESTRICTED STOCK AMOUNT. Subject to Section 3.3(c) and any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, Restricted Stock,

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         which amount shall be for that Participant the Annual Restricted Stock Amount for that Plan Year. The portion of any Restricted Stock deferred shall, at the time all forfeiture restrictions with respect to Restricted Stock would otherwise lapse under the terms of the RPM, Inc. 1997 Restricted Stock Plan or any other similar stock incentive plan sponsored by the Company, but for the election to defer, be reflected on the books of the Company as an unfunded, unsecured promise to deliver to the Participant a specific number of actual shares of Stock in the future.

3.10     VESTING.

         (a) A Participant shall at all times be 100% vested in his or her Deferral Account and Stock Dividend Account.

         (b) A Participant shall be vested in his or her Merger Account only to the extent that the Participant would be vested in such amounts under the provisions of the Predecessor Plan, as determined by the Committee in its sole discretion, and shall continue to vest in accordance with the provisions of the Predecessor Plan, as more fully described in Section 6.2.

         (c) A Participant shall be vested in his or her Company Contribution Account and Restricted Stock Account or any Supplemental Contributions in accordance with the vesting schedule(s) set forth in his or her Plan Agreement, employment agreement, or any other agreement entered into between the Participant and his or her Employer. However, amounts credited to the Company Contribution Account and shares credited to the Restricted Stock Account as a result of cancellation or surrender of shares of Restricted Stock granted under the RPM, Inc. 1997 Restricted Stock Plan shall be fully vested when the restrictions with respect to the stock cancelled or surrendered would have otherwise lapsed. If not addressed in such agreements or plan, a Participant shall vest in his or her Company Contribution Account in accordance with the schedule declared by the Committee in its sole discretion.

         (d) A Participant shall be vested in his or her Company Restoration Matching Account only to the extent that the Participant would be vested in such amounts under the provisions of the 401(k) Plan, as determined by the Committee in its sole discretion.

         (e)      Notwithstanding anything to the contrary contained in this
                  Section 3.10, in the event of a Change in Control, or upon a Participant's Retirement, death while employed by an Employer, or Disability, a Participant's Company Contribution Account and Company Restoration Matching Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

         (f) Notwithstanding subsection 3.10(e) above, the vesting schedule for a Participant's Company Contribution Account and Company Restoration Matching Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Company Contribution Account and/or Company Restoration Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The

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                  opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

         (g) Section 3.10(f) shall not prevent the acceleration of the vesting schedule applicable to a Participant's Company Contribution Account and Company Restoration Matching Account for any Participant who is entitled to a "gross-up" payment, to eliminate the effect of the Code section 4999 excise tax, pursuant to an employment agreement or other agreement entered into between the Participant and the Employer.

3.11 CREDITING/DEBITING OF ACCOUNT BALANCES AND MERGER ACCOUNTS. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance and/or Merger Account balance in accordance with the following rules:

         (a)      MEASUREMENT FUNDS. Subject to the restrictions found in
                  Section 3.11(c) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance and/or Merger Account balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Committee gives Participants advance written notice of such change.

         (b) ELECTION OF MEASUREMENT FUNDS. Subject to the restrictions found in Section 3.11(c) below, a Participant, in connection with his or her initial deferral election in accordance with
                  Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.11(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance and/or Merger Account balance. If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant's Account Balance and/or Merger Account balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion. Subject to the restrictions found in Section 3.11(c) below, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance and/or Merger Account balance, or to change the portion of his or her Account Balance and/or Merger Account balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

         (c)      RPM, INC. STOCK UNIT FUND I.

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         (i) A Participant's Restricted Stock Account will be automatically allocated to the RPM, Inc. Stock Unit Fund I Measurement Fund. Participants may not select any other Measurement Fund to be used to determine the amounts to be credited or debited to their Restricted Stock Account. Furthermore, no other portion of the Participant's Account Balance can be either initially allocated or re-allocated to the RPM, Inc. Stock Unit Fund I. Amounts allocated to the RPM, Inc. Stock Unit Fund I shall only be distributable in actual shares of Stock.

         (ii) Any stock dividends, cash dividends or other non-cash dividends that would have been payable on the Stock credited to a Participant's Restricted Stock Account shall be credited to the Participant's Restricted Stock Account balance in the form of additional shares of Stock and shall automatically and irrevocably be deemed to be re-invested in the RPM, Inc. Stock Unit Fund I until such amounts are distributed to the Participant. The number of shares credited to the Participant for a particular stock dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Restricted Stock Account as of the payment date for such dividend in respect of each share of Stock, multiplied by (b) the number of additional shares of Stock actually paid as a dividend in respect of each share of Stock. The number of shares credited to the Participant for a particular cash dividend or other non-cash dividend shall be equal to (a) the number of shares of Stock credited to the Participant's Restricted Stock Account as of the payment date for such dividend in respect of each share of Stock, multiplied by
               (b) the fair market value of the dividend, divided by (c) the "fair market value" of the Stock on the payment date for such dividend.

         (iii) The number of shares of Stock credited to the Participant's Restricted Stock Account balance may be adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of a Participant's rights in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock, provided that any such adjustment shall be made taking into account any crediting of shares of Stock to the Participant under Section 3.11(c)(ii) above in connection with such transaction or event.

         (iv) For purposes of this Section 3.11(c), "fair market value" shall mean for any day the closing price of the stock or, in the event that no trading takes place on such day, the average of the reported closing bid and asked prices, in either case as reported on the principal national securities exchange on which the Stock is listed or admitted to trading.

     (d)  RPM, INC. STOCK UNIT FUND II.

          (i) Subject to the restrictions found in Section 3.11(c), above, a Participant may allocate or re-allocate any portion of his or her Account Balance and/or Merger Account balance to the RPM, Inc. Stock Unit Fund II. In all events, new contributions to the Participant's Stock Dividend Account shall automatically be allocated to the RPM, Inc. Stock Unit Fund II. Participants may re-allocate any

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               portion of their Account Balance and/or Merger Account balance from the RPM, Inc. Stock Unit Fund II to any other Measurement Fund, at any time.

         (ii) The value of a Participant's Account Balance and/or Merger Account balance that has been allocated to the RPM, Inc. Stock Unit Fund II may be adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of a Participant's rights in the event of any reorganization, reclassification, stock split, or other unusual corporate transaction or event which affects the value of the Stock.

     (e) PROPORTIONATE ALLOCATION. In making any election described in Sections 3.11(b) and (d) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance and/or Merger Account balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance and/or Merger Account balance).

     (f) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance and/or Merger Account balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, SUCH PERFORMANCE BEING DETERMINED BY THE COMMITTEE IN ITS SOLE DISCRETION.

     (g) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance and/or Merger Account balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance and/or Merger Account balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account Balance and/or Merger Account balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance and/or Merger Account balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.12 FICA AND OTHER TAXES.

     (a) ANNUAL DEFERRAL AMOUNTS. For each plan year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Annual Bonus and/or Special Incentive Plan Amounts that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral

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          Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.12.

     (b) COMPANY RESTORATION MATCHING ACCOUNT, COMPANY CONTRIBUTION ACCOUNT AND MERGER ACCOUNT. When a participant becomes vested in a portion of his or her Company Restoration Matching Account, Company Contribution Account or Merger Account, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary, Annual Bonus and/or Special Incentive Plan Amounts that are not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Restoration Matching Account, Company Contribution Account or Merger Account, as applicable, in order to comply with this Section 3.12.

     (c) ANNUAL STOCK DIVIDEND AMOUNTS. When the Participant's Employer credits an Annual Stock Dividend Amount to a Participant's Stock Dividend Account, the Participant's Employer shall withhold from the Participant's Base Annual Salary, Annual Bonus and/or Special Incentive Plan Amounts that are not deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the Participant's Annual Stock Dividend Amount in order to comply with this Section 3.10.

     (d) ANNUAL RESTRICTED STOCK AMOUNTS. When an Annual Restricted Stock Amount is withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Base Annual Salary, Annual Bonus, Special Incentive Plan Amounts and Restricted Stock that are not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Restricted Stock Amount. If necessary, the Committee may reduce the Annual Restricted Stock Amount in order to comply with this Section 3.12.

     (e) DISTRIBUTIONS. The Participant's Employer(s), or in the event that payments are being made directly by the trustee of the Trust, the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or in the event that payments are being made directly by the trustee of the Trust, the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4

                              DEDUCTION LIMITATION

4.1 DEDUCTION LIMITATION ON BENEFIT PAYMENTS. If an Employer determines in good faith that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.11 above, even if such amount is being paid out in installments. The

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     amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

                                    ARTICLE 5
             SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

5.1 SHORT-TERM PAYOUT. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to all or a portion of such Annual Deferral Amount. The Short-Term Payout shall be a lump sum payment in an amount that is equal to the portion of the Annual Deferral Amount the Participant elected to have distributed as a Short-Term Payout plus amounts credited or debited in the manner provided in Section 3.11 above on that amount, calculated as of the close of business on or around the date on which that the Short-Term Payout becomes payable, as determined by the Committee in its sole discretion. Subject to the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a sixty (60) day period commencing immediately after the first day of any Plan Year designated by the Participant. The Plan Year designated by the Participant must be at least three Plan Years after the end of the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a three year Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing June 1, 2002, the three year Short-Term Payout would become payable during a sixty (60) day period commencing June 1, 2006.

     In addition, subject to the terms and conditions of this Section 5.1,
     Section 5.2 and all other provisions of this Plan, any similar elections made pursuant to the terms of the Predecessor Plan, shall be deemed to remain in effect under this Plan. The distribution date selected by a Participant in connection with such election(s) under the Predecessor Plan shall remain binding on the parties. The Committee shall, in its discretion, determine how any amounts deferred under the Predecessor Plan shall be treated pursuant to the language of Article 5 and the Plan.

5.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 7, 8, 9 or 10, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 5.1 shall not be paid in accordance with
     Section 5.1 but shall be paid in accordance with the other applicable Article.

5.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee (i) to suspend any deferrals required to be made by such Participant or (ii) to suspend any deferrals required to be made by such Participant and receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's vested Account Balance and vested Merger Account balance, excluding the portion of the Account Balance attributable to the

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     Restricted Stock Account, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. A Participant may not receive a payout from the Plan to the extent that the Unforeseeable Financial Emergency is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (iii) by suspension of deferrals under this Plan. If the Committee, in its sole discretion, approves a Participant's petition for suspension, the Participant's deferrals under this Plan shall be suspended as of the date of such approval. If the Committee, in its sole discretion, approves a Participant's petition for suspension and payout, the Participant's deferrals under this Plan shall be suspended as of the date of such approval and the Participant shall receive a payout from the Plan within sixty (60) days of the date of such approval.

5.4 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all or a portion of his or her vested Account Balance, excluding the portion of the Account Balance attributable to the Restricted Stock Account. For purposes of this Section 5.4, the value of a Participant's vested Account Balance shall be calculated as of the close of business on or around the date on which receipt of the Participant's election is acknowledged by the Committee, as determined by the Committee in its sole discretion, less a withdrawal penalty equal to 10% of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement or Disability, and whether or not the Participant is in the process of being paid pursuant to an installment payment schedule. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant shall be paid the Withdrawal Amount within sixty (60) days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall be suspended for the remainder of the Plan Year in which the withdrawal is elected and for one (1) full Plan Year thereafter.

                                    ARTICLE 6
                                 MERGER ACCOUNT

6.1 MERGER ACCOUNT. With respect to a Participant who participated in the Predecessor Plan and who maintained a Merger Account under the Predecessor Plan, an amount equal to his or her Merger Account as set forth in such Predecessor Plan, valued as of the Effective Date of this Plan, shall be credited to such Participant's Merger Account under this Plan. The Merger Account shall be comprised of Deferral Contributions, Additional Contributions and Supplemental Contributions accumulated under the Predecessor Plan pursuant to Section 5.2 of such Predecessor Plan.

6.2  VESTING OF MERGER ACCOUNT.

     (a) DEFERRAL CONTRIBUTIONS. A Participant shall at all times be 100% vested in that portion of his or her Merger Account that is attributable to his or her Deferral Contributions.

     (b) ADDITIONAL CONTRIBUTIONS. A Participant shall vest in that portion of his or her Merger Account that is attributable to his or her Additional Contributions upon the Participant's completion of five (5) Years of Vesting Service.

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     (c) SUPPLEMENTAL CONTRIBUTIONS. A Participant shall vest in that portion of his or her Merger Account that is attributable to his or her Supplemental Contributions upon the Participant's completion of five
          (5) Years of Vesting Service.

     (d) YEARS OF VESTING SERVICE. For purposes of this Section 6.2, "Years of Vesting Service" shall mean whole years of service resulting from (i) service credited to a Participant for purposes of vesting under the DAP Plan as of December 31, 1999 and (ii) service earned by a Participant with the Company including service in Related Employment. In combining service under the DAP Plan and service with the Company, twelve (12) months of service are required for a Year of Vesting Service and any resulting number of months less than twelve (12) shall be disregarded and shall not be used in determining the vested portion of a Participant's Merger Account.

          A Participant shall earn a month of service for each calendar month in which he or she performs an hour of service for the Company or in Related Employment. In addition, if, within twelve (12) months from the date on which a Participant Retires or experiences a Termination of Employment, a Participant performs an hour of service for the Company or in Related Employment, such Participant shall receive a month of service for each month following the Participant's Retirement or Termination of Employment through the date of service. Furthermore, if, following a leave of absence of twelve (12) months or less, a Participant Retires or experiences a Termination of Employment, and within twelve (12) months from the date on which the Participant's leave of absence first commenced such Participant performs an hour of service, the Participant shall receive a month of service for each month during the Participant's leave of absence. A Participant shall earn a Year of Vesting Service for each twelve (12) months of service earned by the Participant.

     (e) SERVICE UNDER DAP PLAN. Each Participant who maintains a Merger Account together with the Years of Vesting Service and months of vesting service credited to such Participant under the DAP Plan as of December 31, 1999 is listed at Appendix A.

     (f) ACCELERATED VESTING. Notwithstanding anything to the contrary, upon a Participant's termination on or after the attainment of age sixty-five
          (65), the portion of a Participant's Merger Account that is attributable to his or her Additional Contributions or Supplemental Contributions shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedule).

6.3 PAYMENT OF MERGER ACCOUNT. A Participant's vested Merger Account, calculated as of the close of business on or around the date on which the vested Merger Account becomes payable, as determined by the Committee in its sole discretion, shall be distributed pursuant to the terms of the Participant's form executed in accordance with the terms of the DAP Plan unless a subsequent distribution election is made under this Plan. A lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which a Participant's Merger Account becomes payable. If a Participant's vested Merger Account is less than $40,000 at the time when such Merger Account becomes payable or if a Participant is required to take a lump sum distribution under the RPM, Inc. Retirement Plan or the RPM, Inc. 401(k) Plan, such Participant's vested Merger Account shall be paid in a lump sum regardless of such Participant's election.

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                                    ARTICLE 7
                     RETIREMENT BENEFIT FROM ACCOUNT BALANCE

7.1 RETIREMENT BENEFIT. A Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance, calculated as of the close of business on or around the date on which the Participant Retires, as determined by the Committee in its sole discretion.

7.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of up to 10 years. The Participant may change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted to and accepted by the Committee in its sole discretion at least thirteen (13) months prior to the Participant's Retirement. The Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit or if the Participant's vested Account Balance is less than $50,000 at the time of his or her Retirement, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than sixty (60) days after the date on which the Participant Retires. Remaining installments, if any, shall be paid no later than sixty (60) days after each anniversary of the date on which the Participant Retires.

                                    ARTICLE 8
                    TERMINATION BENEFIT FROM ACCOUNT BALANCE

8.1 TERMINATION BENEFIT. A Participant who experiences a Termination of Employment shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance, calculated as of the close of business on or around the date on which the Participant experiences a Termination of Employment, as determined by the Committee in its sole discretion.

8.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid to the Participant in a lump sum payment no later than sixty (60) days after the date on which the Participant experiences the Termination of Employment.

                                    ARTICLE 9
               DISABILITY WAIVER AND BENEFIT FROM ACCOUNT BALANCE

9.1  DISABILITY WAIVER.

     (a) WAIVER OF DEFERRAL. A Participant who is determined to be suffering from a Disability shall be (i) excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Base Annual Salary, Annual Bonus, Special Incentive Plan Amounts and/or Director Fees for the Plan Year during which the Participant first suffers a Disability, and (ii) excused from fulfilling any existing unvested Restricted Stock commitments. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

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     (b) DEFERRAL FOLLOWING DISABILITY. If a Participant returns to employment, or service as a Director, with an Employer after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount and Annual Restricted Stock Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

9.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for (i) an Annual Company Contribution Amount, if any, credited to such Participant's Company Contribution Account in accordance with Section 3.7(b), and (ii) the benefits provided for in Articles 5, 6, 7, 8 or 10 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, deem the Participant to have experienced a Termination of Employment, at any time after such Participant is determined to be suffering a Disability. If the Committee elects to exercise such right, the Participant shall receive a Disability Benefit equal to his or her vested Account Balance in accordance with Article 8. In the case of a Participant who is otherwise eligible to Retire, the Committee must deem the Participant to have Retired for purposes of this Plan only, as soon as practicable after the Participant is determined to be suffering a Disability. If the Committee elects to exercise such right, the Participant shall receive a Disability Benefit equal to his or her vested Account Balance, in accordance with
     Article 7.

                                   ARTICLE 10
                      SURVIVOR BENEFIT FROM ACCOUNT BALANCE

10.1 SURVIVOR BENEFIT. The Participant's Beneficiary(ies) shall receive a Survivor Benefit upon the Participant's death which will be equal to (i) the Participant's vested Account Balance, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies prior to his or her Retirement, Termination of Employment or Disability, or (ii) the Participant's unpaid Retirement Benefit, calculated as of the close of business on or around the date of the Participant's death, as selected by the Committee in its sole discretion, if the Participant dies before his or her Retirement Benefit is paid in full.

10.2 PAYMENT OF SURVIVOR BENEFIT. The Survivor Benefit shall be paid to the Participant's Beneficiary(ies) in a lump sum payment no later than sixty
     (60) days after the date on which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death.

                                   ARTICLE 11
                             BENEFICIARY DESIGNATION

11.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan

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     may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

11.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

11.3 ACKNOWLEDGMENT. No designation or change in designation of a beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

11.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 11.1, 11.2 and 11.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

11.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

11.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 12
                                LEAVE OF ABSENCE

12.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount and Annual Restricted Stock Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

12.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the

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         deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


                                   ARTICLE 13
                     TERMINATION, AMENDMENT OR MODIFICATION

13.1 Termination. Each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees and Directors, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as Directors, shall terminate and their vested Account Balances shall be determined (i) as if they had experienced a Termination of Employment on the date of Plan termination; or (ii) if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination. Such benefits shall be paid to the Participants as follows: (i) prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 10 years, with amounts credited and debited during the installment period as provided herein; or (ii) prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum; or (iii) after a Change in Control, if the Plan is terminated with respect to some or all of its Participants, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the vested Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years.

13.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors or by an individual to whom the Board has delegated authority to amend this Plan provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, (ii) no amendment or modification of this Section 13.2 or
         Section 14.1 of the Plan shall be effective, and (iii) no amendment or modification shall be effective to change the form or timing of the payment of a Participant's Merger Account. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years.

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13.3 PARTICIPATION BY SUBSIDIARIES. Any subsidiary may adopt this Plan with the consent of the Company. A subsidiary that adopts this Plan shall be liable for the payment of any benefit of a Participant under this Plan that relates to employment or services provided to the subsidiary by the Participant, and neither the Company nor any other subsidiary shall have any liability for such benefit. Each subsidiary, by electing to participate in this Plan, appoints the Company as its agent and fully empowers the Company to act on its behalf as it may deem appropriate in maintaining or terminating the Plan. The adoption by the Company of any amendment to the Plan or the termination of all or any part of the Plan will constitute and represent, without further action by any subsidiary, the approval, adoption, ratification, or confirmation by each subsidiary of such amendment or termination and each subsidiary shall be bound by such amendment or termination. A subsidiary may cease participation only upon approval by the Company and only in accordance with such terms and conditions that may be required by the Company.

13.4 PLAN AGREEMENT. Despite the provisions of Sections 13.1 and 13.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions as set forth in the Plan Agreement and, if not set forth in the Plan Agreement, then only with the consent of the Participant.

13.5 EFFECT OF PAYMENT. The full payment of the Participant's vested Account Balance and/or vested Merger Account under Articles 5, 6, 7, 8, 9 or 10 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 14
                                 ADMINISTRATION

14.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 14, this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

14.2     ADMINISTRATION UPON CHANGE IN CONTROL.

         (a) COMMITTEE. For purposes of this Plan, the Committee shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"); provided, however, the Committee, as constituted immediately prior to a Change in Control, shall continue to act as the Administrator of this Plan until the date on which the independent third party selected by the Ex-CEO accepts the responsibilities of Administrator under this Plan. Upon and after a Change in Control, the Administrator shall have the discretionary power to determine all questions arising in connection with

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                  the administration of the Plan and the interpretation of the Plan and Trust except benefit entitlement determinations upon appeal; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the Participants' Merger Account balances, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may only be terminated (and a replacement appointed) by the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

         (b) BENEFIT REVIEW COMMITTEE. Upon and after the occurrence of a Change in Control, the Benefits Review Committee, as constituted immediately prior to a Change in Control, shall continue to review denied claims as provided in Section 16.3 of this Plan. In the event any member of the Benefits Review Committee resigns or is unable to perform the duties of a member of the Benefits Review Committee, successors to such members shall be selected by the Ex-CEO. Upon and after a Change in Control, the Benefits Review Committee shall have the discretionary power and authority to determine all questions arising in connection with the review of a denied claim as provided in Section 16.3. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Benefits Review Committee; (2) indemnify the Benefits Review Committee against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Benefits Review Committee hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Benefits Review Committee or its employees or agents; and
                  (3) supply full and timely information to the Benefits Review Committee on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the Participants' Merger Account balances, the date and circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Benefits Review Committee may reasonably require. Upon and after a Change in Control, a member of the Benefits Review Committee may not be removed by the Company but may only be removed (and a replacement appointed) by the Ex-CEO.

14.3 AGENTS. In the administration of this Plan, the Committee and the Benefits Review Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees FIT (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

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14.4 BINDING EFFECT OF DECISIONS. Unless appealed to the Benefits Review Committee, the decision or action of the Committee or Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan. If such decision or action is appealed under the provisions of this Plan, then the decision or action of the Benefits Review Committee shall be final and conclusive and binding upon all persons having any interest in the Plan.

14.5 INDEMNITY OF COMMITTEE AND BENEFITS REVIEW COMMITTEE. All employers shall indemnify and hold harmless the members of the Committee and the Benefits Review Committee, any Employee to whom the duties of the Committee or Benefits Review Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, the Benefits Review Committee any of the members of the Committee or Benefits Review Committee, any such Employee or the Administrator.

14.6 EMPLOYER INFORMATION. To enable the Committee, the Benefits Review Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee, the Benefits Review Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.


                                   ARTICLE 15
                          OTHER BENEFITS AND AGREEMENTS

15.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 16
                                CLAIMS PROCEDURES

16.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty
         (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

16.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines

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         that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

                  (iv) an explanation of the claim review procedure set forth in Section 16.3 below; and

                  (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

16.3 REVIEW OF A DENIED CLAIM. The Board shall appoint the members of a Benefits Review Committee which shall consist of three (3) or more members. The Benefits Review Committee shall decide appeals of application denials as provided in this Section, have such other discretionary powers and authorities as provided by this Section, and shall have such other discretionary powers and duties as shall from time to time be assigned to the Benefits Review Committee by the Company. Prior to a Change in Control the members of the Benefits Review Committee shall remain in office at the will of the Board, and the Board may remove any of said members, from time to time, with or without cause. A member of the Benefits Review Committee may resign upon written notice to the remaining member or members of the Benefits Review Committee and to the Company respectively. The fact that a person is a prospective Participant, a Participant or a former Participant shall not disqualify him from acting as a member of the Benefits Review Committee. In case of the death, resignation or removal of any member of the Benefits Review Committee, the remaining members shall act until a successor-member is appointed. Upon request, the Company shall notify the Committee in writing of the names of the original members of the Benefits Review Committee, of any and all changes in the membership of the Benefits Review Committee, of the member designated as Chairman and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Committee shall be protected in assuming that there has been no change in the membership of the Benefits Review Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Committee shall be under no obligation at any time to inquire into the membership of the Benefits Review Committee or its officers. All communications to the Benefits Review Committee shall be addressed to its Secretary at the address of the

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         Company. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Benefits Review Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

         (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Benefits Review Committee, in its sole discretion, may grant.

16.4 DECISION ON REVIEW. The Benefits Review Committee shall render its decision on review promptly, and no later than sixty (60) days after the Benefits Review Committee receives the Claimant's written request for a review of the denial of the claim. If the Benefits Review Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty
         (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Benefits Review Committee expects to render the benefit determination. In rendering its decision, the Benefits Review Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

         (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

         (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

16.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 16 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 17
                                      TRUST

17.1 ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations of the Participants and their beneficiaries under the Plan, the Company may establish a Trust by a trust agreement with a third party, the trustee, to which each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to provide for the benefit payments under the Plan.

RPM, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================
17.2     INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the
         Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

17.3 DISTRIBUTIONS FROM THE TRUST. Each employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.


                                   ARTICLE 18
                                  MISCELLANEOUS

18.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

18.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

18.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

18.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

18.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as

RPM, INC.
Deferred Compensation Plan
Master Plan Document
================================================================================
         an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

18.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

18.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

18.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

18.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Ohio without regard to its conflicts of laws principles.

18.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           Janeen B. Kastner
                           Director of Human Resources & Administration
                           RPM, Inc.
                           2628 Pearl Rd.
                           P.O. Box 777
                           Medina, OH 44258

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

18.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

18.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

18.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

RPM, INC.
Deferred Compensation Plan
Master Plan Document
===============================================================================

18.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

18.15 COURT ORDER. Upon receipt of a court order in any action in which the Plan or the Committee has been named as a party, the Committee shall provide the affected Participant with notice of such court order as soon as is reasonably practicable. Notwithstanding the notice requirement set forth in the previous sentence, the Committee is authorized to make any payments directed by such court order. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

18.16    DISTRIBUTION IN THE EVENT OF TAXATION.

         (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, such occurrence will not impact the tax status of any other benefits under the Plan.

         (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

18.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute

RPM, INC.
Deferred Compensation Plan
Master Plan Document
===============================================================================
         such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

18.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of May 30, 2002.

                                    "Company"
                                    RPM, Inc., an Ohio corporation



                                    By: /s/ Ronald A. Rice
                                        --------------------------------
                                    Title: Vice President Administration
                                           -----------------------------